                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



================================================================================


                      MASTER LOAN AND SECURITY AGREEMENT

                         _____________________________


                          DATED AS OF MARCH 30, 1998

                         _____________________________

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
                                  AS BORROWER


                                      AND


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                   AS LENDER

================================================================================


                               TABLE OF CONTENTS
RECITALS...................................................................... 1

SECTION 1   Definitions and Accounting Matters................................ 1
     1.01   Certain Defined Terms............................................. 1
     1.02   Accounting Terms and Determinations...............................15

SECTION 2   Advances, Note and Prepayments....................................15
     2.01   Advances..........................................................15
     2.02   Notes.............................................................16
     2.03   Procedure for Borrowing...........................................16
     2.04   Repayment of Advances; Interest...................................17
     2.05   Limitation on Types of Advances; Illegality.......................18
     2.06   Conversion and Continuation Options...............................18
     2.07   Determination of Borrowing Base; Mandatory Prepayments or Pledge..19
     2.08   Optional Prepayments..............................................19
     2.09   Requirements of Law...............................................19
     2.10   Purpose of Advances...............................................20
     2.11   Taxes.............................................................20
     2.12   Extension of Termination Date.....................................22
     2.13   Processing Fees...................................................22
     2.14   Indemnity.........................................................23

SECTION 3   Payments; Computations; Etc.......................................23
     3.01   Payments..........................................................23
     3.02   Computations......................................................24

SECTION 4   Collateral Security...............................................24
     4.01   Collateral; Security Interest.....................................24
     4.02   Further Documentation.............................................25
     4.03   Changes in Locations, Name, etc...................................26
     4.04   Lender's Appointment as Attorney-in-Fact..........................26
     4.05   Performance by Lender of Borrower's Obligations...................27
     4.06   Proceeds..........................................................27
     4.07   Remedies..........................................................27
     4.08   Limitation on Duties Regarding Presentation of Collateral.........28
     4.09   Powers Coupled with an Interest...................................28
     4.10   Release of Security Interest......................................28

SECTION 5   Conditions Precedent..............................................29
     5.01   Initial Advance...................................................29
     5.02   Initial and Subsequent Advances...................................31

SECTION 6   Representations and Warranties....................................32
     6.01   Financial Condition...............................................32
     6.02   No Change.........................................................33
     6.03   Corporate Existence; Compliance with Law..........................33
     6.04   Corporate Power; Authorization; Enforceable Obligations...........33


     6.05   No Legal Bar......................................................33
     6.06   No Material Litigation............................................34
     6.07   No Default........................................................34
     6.08   Collateral; Collateral Security...................................34
     6.09   Chief Executive Office............................................34
     6.10   Location of Books and Records.....................................34
     6.11   No Burdensome Restrictions........................................34
     6.12   Taxes.............................................................34
     6.13   Margin Regulations................................................35
     6.14   Investment Company Act; Other Regulations.........................35
     6.15   Subsidiaries......................................................35
     6.16   Eligible Assets...................................................35
     6.17   No Adverse Selection..............................................35
     6.18   Borrower Solvent; Fraudulent Conveyance...........................35
     6.19   ERISA.............................................................35
     6.20   True and Complete Disclosure......................................35
     6.21   Licenses..........................................................36
     6.22   True Sales........................................................36
     6.23   Tangible Net Worth................................................36

SECTION 7   Covenants of the Borrower.........................................36
     7.01   Financial Statements..............................................36
     7.02   Existence, Etc....................................................37
     7.03   Maintenance of Property; Insurance................................37
     7.04   Notices...........................................................37
     7.05   Other Information.................................................38
     7.06   Further Identification of Collateral..............................38
     7.07   Asset Determined to be Defective..................................38
     7.08   Reports...........................................................38
     7.09   Borrowing Base Certificates.......................................39
     7.10   Financial Condition Covenants.....................................39
     7.11   Borrowing Base Deficiency.........................................39
     7.12   Prohibition of Fundamental Changes................................39
     7.13   Limitation on Liens on Collateral.................................39
     7.14   Limitation on Sale or Other Disposition of Collateral.............39
     7.15   Limitation on Transactions with Affiliates........................39
     7.16   Underwriting Guidelines...........................................39
     7.17   Limitations on Modifications, Waivers and Extensions of Mortgage
             Loans............................................................40
     7.18   Servicing.........................................................40
     7.19   Limitation on Distributions.......................................40
     7.20   Use of Proceeds...................................................40
     7.21   Selection of Collateral...........................................40

SECTION 8   Events of Default.................................................40

SECTION 9   Remedies Upon Default.............................................43

SECTION 10  No Duty of Lender.................................................43


SECTION 11   Miscellaneous....................................................43
     11.01   Waiver...........................................................43
     11.02   Notices..........................................................43
     11.03   Indemnification and Expenses.....................................44
     11.04   Amendments.......................................................44
     11.05   Successors and Assigns...........................................45
     11.06   Survival.........................................................45
     11.07   Captions.........................................................45
     11.08   Counterparts.....................................................45
     11.09   Governing Law; etc...............................................45
     11.10   Submission to Jurisdiction; Waivers..............................45
     11.11   Waiver of Jury Trial.............................................46
     11.12   Acknowledgments..................................................46
     11.13   Assignments; Participations......................................46
     11.14   Servicing........................................................47
     11.15   Periodic Due Diligence Review....................................48
     11.16   Set-Off..........................................................48

SCHEDULES
---------

     SCHEDULE 1  Eligibility Criteria for Conduit Loans

     SCHEDULE 2  Eligibility Criteria for Illiquid Loans

     SCHEDULE 3  Eligibility Criteria for Mezzanine Loans

     SCHEDULE 4  Eligibility Criteria for Participation Certificates

     SCHEDULE 5  Eligibility Criteria for Second Mortgage Loans

     SCHEDULE 6  Eligibility Criteria for Securities

     SCHEDULE 7  Filing Jurisdictions and Offices

     SCHEDULE 8  Subsidiaries

EXHIBITS
--------

     EXHIBIT A  Form of Note

     EXHIBIT B  Form of Custodial Agreement

     EXHIBIT C  Form of Opinion of Counsel to Borrower

     EXHIBIT D  Form of Notice of Borrowing and Pledge

     EXHIBIT E  Underwriting Guidelines

     EXHIBIT F  Form of Borrowing Base Certificate

                                                                  EXECUTION COPY

                      MASTER LOAN AND SECURITY AGREEMENT

          MASTER LOAN AND SECURITY AGREEMENT, dated as of March 30, 1998, between IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP., a Maryland corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a
                  --------
New York banking corporation (the "Lender").
                                   ------

                                   RECITALS

          The Borrower wishes to obtain financing from time to time to provide interim funding for the origination, acquisition and holding of certain Conduit Loans (as defined herein), Illiquid Loans (as defined herein), Mezzanine Loans (as defined herein); Second Mortgage Loans (as defined herein), Securities (as defined herein) and Participation Certificates (as defined herein) (each an "Asset", collectively, the "Assets"), some of which Assets are to be sold or
------                      ------
contributed by the Borrower to one or more trusts or other entities to be sponsored by the Borrower or an Affiliate (as defined herein) thereof, or to third parties, and which Assets shall secure Advances (as defined herein) to be made by the Lender hereunder.

          The Lender has agreed, subject to the terms and conditions of this Loan Agreement (as defined herein), to provide such financing to the Borrower.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1  Definitions and Accounting Matters.
                     ----------------------------------

          1.01  Certain Defined Terms.  As used herein, the following terms
                ---------------------
shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):
                                     ---- -----

          "Accepted Servicing Practices" shall have the meaning assigned thereto
           ----------------------------
in Section 11.14(a) hereof.

          "Advance" shall have the meaning assigned to such term in Section
           -------
2.01(a).

          "Affiliate" means, with respect to any Person, any other Person which,
           ---------
directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Applicable Collateral Percentage" shall mean:
           --------------------------------
          (a)    for Conduit Loans, 95%;

          (b)    for Illiquid Loans, 80%;

          (c)    for Mezzanine Loans, 60%;

          (d)    for Second Mortgage Loans, 60%;

          (e) for each Security, the corresponding percentage set forth below:


                 Rating                                 Percentage
                 ------                                 ----------
                 BB Rated                                   80%

                 B Rated and the Borrower owns
                 the corresponding unrated Security         75%

                 B Rated and the Borrower does not
                 own the corresponding unrated Security     60%

                 Unrated                                    0%

                 IO Securities (Rated AAA)                  70%

                 IO Securities (not Rated AAA)              to be determined by the
                                                            Lender in its sole discretion;

          (f) for each Participation Certificate, the Applicable Collateral Percentage corresponding to the underlying Conduit Loan or Illiquid Loan, as the case may be; provided, in the event that, and for such period during which, the
             --------
aggregate Collateral Value of Conduit Loans, Illiquid Loans and Participation Certificates pledged hereunder relating to property located in Southern California exceeds 30% of the Borrowing Base, the Applicable Collateral Percentage for that portion of such Assets relating to property located in Southern California which causes the excess over 30% of the Borrowing Base shall be 5% less than is otherwise applicable to such Assets (the Lender to designate which Assets cause the excess over 30%).

          "Applicable Margin" shall mean, for each Class of Advance, whether a Base Rate Advance or a LIBOR Advance, the corresponding percentage set forth below:


                 Class of Advance                              Margin
                 ----------------                              ------
                 Class CL Advance                               .90%

                 Class IL Advance                              1.00%

                 Class ML Advance                              1.00%

                 Class PC Advance                              the Applicable Margin corresponding
                                                               to the underlying loan type.

                 Class S-B Advance                              .90%

                 Class S-BB Advance                             .90%

                 Class S-IO Advance                             .90%

                 Class SML Advance                             1.00%

          "Appraised Value" shall mean the value set forth in an appraisal made
           ---------------
in connection with the origination of the related Conduit Loan, Illiquid Loan, Mezzanine Loan or Second Mortgage Loan as the value of the related Mortgaged Property (or Mortgaged Properties if more than one property collateralizes a single Asset).

          "Asset" shall have the meaning provided in the recitals hereof.
           -----

          "Asset Documents" shall mean, with respect to an Asset, the documents
           ---------------
comprising the Asset File for such Asset.

          "Asset File" shall have the meaning assigned thereto in the Custodial
           ----------
Agreement.

          "Asset Schedule" shall have the meaning assigned thereto in the
           --------------
Custodial Agreement.

          "Asset Schedule and Exception Report" shall mean the asset schedule
           -----------------------------------
and exception report prepared by the Custodian pursuant to the Custodial Agreement.

          "Asset Tape" shall mean an electronic file containing the information
           ----------
with respect to each Asset, to be delivered by the Borrower to the Lender pursuant to the Asset Schedule.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
           ---------------
1978, as amended from time to time.

          "Base Rate" shall mean the Federal Funds Rate plus .50%.
           ---------

          "Base Rate Advance" shall mean any Advance designated to accrue
           -----------------
interest at the Base Rate.

          "Borrower" shall have the meaning provided in the heading hereof.
           --------

          "Borrowing Base" shall mean the aggregate Collateral Value of all
           --------------
Eligible Assets, provided that:
                 --------

          (i) the aggregate principal amount of all Advances relating to Illiquid Loans, Mezzanine Loans and Second Mortgage Loans (other than Illiquid Loans, Mezzanine Loans and Second Mortgage Loans purchased by the Borrower from the Lender or any Affiliate of the Lender) may not at any one time exceed $45,000,000;

          (ii) the aggregate principal amount of all Advances relating to Securities may not at any one time exceed $55,000,000;

          (iii) the aggregate principal amount of all Advances relating to Participation Certificates may not at any one time exceed $50,000,000;

          (iv) prior to the first time when an aggregate of $150,000,000 of Conduit Loans has been pledged to the Lender hereunder, the aggregate principal amount of all Advances relating to Illiquid Loans, Mezzanine Loans, Second Mortgage Loans and Securities may not at any one time exceed 50% of the aggregate outstanding amount of the Advances;

          (v) no more than 15% of the aggregate principal amount of all Advances relating to Conduit Loans, Illiquid Loans and Participation Certificates may be secured by properties located in any one zip code area, and no more than 25% of the aggregate principal amount of all Advances relating to Conduit Loans, Illiquid Loans and Participation Certificates may be secured by properties located in any one state, with the exception of California, in which case no more than 60% of the aggregate principal amount of all Advances relating to Conduit Loans, Illiquid Loans and Participation Certificates may be secured by properties located in California, and no more than 50% of the aggregate principal amount of all Advances relating to Conduit Loans, Illiquid Loans and Participation Certificates may be secured by properties located in Southern California;

          (vi) no single Illiquid Loan, or Participation Certificate relating to an Illiquid Loan, may have a principal balance exceeding $15,000,000;

          (vii) no single Mezzanine Loan or Second Mortgage Loan may have a principal balance exceeding $15,000,000;

          (viii) no single Conduit Loan, or Participation Certificate relating to a Conduit Loan, may have a principal balance exceeding $20,000,000;

          (ix) at such times as the Borrowing Base exceeds $50,000,000, no single Conduit Loan, Illiquid Loan, Mezzanine Loan, Second Mortgage Loan or Participation Certificate may have a Collateral Value in excess of 30% of the Borrowing Base;

          (x) if the aggregate principal balance of Conduit Loans, Illiquid Loans, Mezzanine Loans, Second Mortgage Loans or Participation Certificates made to or relating to a single Obligor or group of Obligors which are Affiliates of one another exceeds the greater of (A) 10% of the Borrowing Base and (B) $20,000,000, such excess shall not be included in the Borrowing Base;

          (xi)   the Collateral Value shall be zero for each Eligible Asset:
                                               ----

                 (A) in respect of which the applicable eligibility criteria set forth on Schedules 1 through 6 are not satisfied;

                 (B) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 30 days (without regard to any applicable grace periods); or

                 (C) which has been released from the possession of the Custodian under the Custodial Agreement to any Person other than the Lender or its bailee for a period in excess of fourteen (14) days.

          "Borrowing Base Certificate" shall mean a certificate substantially in
           --------------------------
the form of Exhibit F, containing, from time to time, the Borrowing Base of the Borrower.

          "Borrowing Base Deficiency" shall have the meaning provided in Section
           -------------------------
2.07 hereof.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday,
           ------------
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed, or (iii) with respect to the determination of the LIBO Base Rate, a day on which the LIBO Base Rate is not determinable (other than in circumstances where the LIBO Base Rate is no longer determinable).

          "Class CL Advance" shall mean an Advance secured by Eligible Conduit
           ----------------
Loans.

          "Class IL Advance" shall mean an Advance secured by Eligible Illiquid
           ----------------
Loans.

          "Class ML Advance" shall mean an Advance secured by Eligible Mezzanine
           ----------------
Loans.

          "Class PC Advance" shall mean an Advance secured by Eligible
           ----------------
Participation Certificates.

          "Class S-B Advance" shall mean an Advance secured by Eligible
           -----------------
Securities that are Rated B.

          "Class S-BB Advance" shall mean an Advance secured by Eligible
           ------------------
Securities that are Rated BB.

          "Class S-IO Advance" shall mean an Advance secured by Eligible
           ------------------
Securities that are interest-only securities that are Rated AAA.

          "Class SML Advance" shall mean an Advance secured by Eligible Second
           -----------------
Mortgage Loans.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall have the meaning provided in Section 4.01(b)
           ----------
hereof.

          "Collateral Value" shall mean, with respect to each Eligible Asset,
           ----------------
the Applicable Collateral Percentage of the lowest of (a) the Par Amount of such Asset divided by the Applicable Collateral Percentage, (b) the Market Value of such Asset, and (c) the acquisition price of such Asset net of any discount or fees associated with yield and net of the allocable cost of any associated servicing rights.

          "Commercial Mortgage-Backed Securities" or "CMBS" shall mean
           -------------------------------------      ----
securities issued pursuant to a securitization of commercial mortgage loans.

          "Commonly Controlled Entity" shall mean an entity, whether or not
           --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Conduit Loan" shall mean a first mortgage loan on commercial real
           ------------
estate, which is originated or purchased by the Borrower, and which satisfies the general requirements for, a conduit program in a commercial mortgage-backed securities offering, and which Conduit Loan includes, without limitation (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the holder of such Mortgage Note in and to the Mortgaged Property covered by such Mortgage.

          "Continue", "Continuation" and "Continued" shall refer to the
           --------    ------------       ---------
continuation of a LIBOR Advance from one Interest Period to the next Interest Period.

          "Contractual Obligation" shall mean as to any Person, any provision of
           ----------------------
any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

          "Convert", "Conversion" and "Converted" shall refer to a conversion of
           -------    ----------       ---------
Base Rate Advances into LIBOR Advances or of LIBOR Advances into Base Rate Advances.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of
           -------------------
the date hereof, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented
               ---------
and in effect from time to time.

          "Custodian" shall mean [Name of Custodian], as custodian under the
           ---------
Custodial Agreement, and its successors and permitted assigns thereunder.

          "Debt Service Coverage Ratio" or "DSCR" shall mean for any Property
           ---------------------------      ----
securing an Asset (or in the case of any Mezzanine Loan, any Property relating to such Asset), at any date of determination for any period, the ratio of (i) the cash flow available for debt service coverage produced by such Property for such period, determined in accordance with general underwriting conventions, to
(ii) the Debt Service Charges relating to such Property for such period.

          "Debt Service Charges" shall mean, with respect to any Property
           --------------------
securing an Asset (or in the case of any Mezzanine Loan, any Property relating to such Asset), for any period, the sum (without duplication) of:

          (a) Interest Expense of the Person owning the Property which is attributable to Indebtedness secured by such Property for such period; and

          (b) Scheduled amortization of Indebtedness of the Person owning the Property which is attributable to Indebtedness secured by such Property for such period for such period and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized;

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Due Diligence Review" shall mean the performance by the Lender of any
           --------------------
or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Assets, as desired by the Lender from time to time.

          "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co., or any
           -------------
successor thereto.

          "EBITDA":  shall mean, as to any Person, for any period, the sum of
           ------
(i) Net Income of such Person for such period plus, to the extent any of the
                                              ----
following were deducted in determining Net Income of such Person for such period, (ii) the sum of (A) Interest Expense of such Person for such period, (B) income taxes paid or accrued by such Person during such period, (C) depreciation of fixed or capital assets of such Person during such period and
(D) amortization of intangible assets of such Person during such period.

          "Effective Date" shall mean the date upon which the conditions
           --------------
precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Assets" shall mean the collective reference to Eligible
           ---------------
Conduit Loans, Eligible Illiquid Loans, Eligible Mezzanine Loans, Eligible Participation Certificates, Eligible Second Mortgage Loans and Eligible Securities.

          "Eligible Conduit Loan" shall mean a Conduit Loan which satisfies the
           ---------------------
eligibility characteristics set forth on Schedule 1 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Conduit Loan is included in the Borrowing Base.

          "Eligible Illiquid Loan" shall mean an Illiquid Loan which satisfies
           ----------------------
the eligibility characteristics set forth on Schedule 2 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Illiquid Loan is included in the Borrowing Base.

          "Eligible Mezzanine Loan" shall mean a Mezzanine Loan which satisfies
           -----------------------
the eligibility characteristics set forth on Schedule 3 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Mezzanine Loan is included in the Borrowing Base.

          "Eligible Participation Certificate" shall mean a Participation
           ----------------------------------
Certificate which satisfies the eligibility characteristics set forth on
Schedule 4 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Participation Certificate is included in the Borrowing Base.

          "Eligible Second Mortgage Loan" shall mean a Second Mortgage Loan
           -----------------------------
which satisfies the eligibility characteristics set forth on Schedule 5 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Second Mortgage Loan is included in the Borrowing Base.

          "Eligible Security" shall mean a Security which satisfies the
           -----------------
eligibility characteristics set forth on Schedule 6 hereto on and as of the applicable Funding Date and which continues to satisfy such eligibility characteristics at all times thereafter while such Security is included in the Borrowing Base.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

          "Event of Default" shall have the meaning provided in Section 8
           ----------------
hereof.

          "Fee Letter" shall mean the Fee Letter, dated as of March 30, 1998,
           ----------
between the Borrower and the Lender.

          "Federal Funds Rate" shall mean, with respect to each day during the
           ------------------
period commencing on the borrowing or Conversion date, as the case may be, with respect to a Base Rate Advance (the "FFR Determination Date") and ending on the
                                     ----------------------
next succeeding tenth day of a month (or if such date is not a Business Day, the next succeeding Business Day), the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the Business Day next succeeding the FFR Determination Date by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

          "Fitch"  shall mean Fitch Investor's Service, or any successor
           -----
thereto.

          "Funding Date" shall mean the date on which an Advance is made
           ------------
hereunder.

          "GAAP" shall mean generally accepted accounting principles as in
           ----
effect from time to time in the United States of America.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

          "Guarantee Obligation" shall mean, as to any Person, any obligation of
           --------------------
such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or
(ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative
       ---------       ----------
meanings.

          "Illiquid Loan" shall mean a first mortgage loan on commercial real
           -------------
estate, which is originated or purchased by the Borrower and which does not qualify as a Conduit Loan, and which Illiquid Loan includes, without limitation
(i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the holder of such Mortgage Note in and to the Mortgaged Property covered by such Mortgage.

          "Indebtedness"  shall mean, of any Person at any date, without
           ------------
duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Indemnified Party" shall have the meaning provided in Section 11.03
           -----------------
hereof.

          "Interest Coverage Ratio" shall mean, at the end of any month, the
           -----------------------
ratio of (i) the EBITDA of the Borrower for the twelve-month period ending at the end of such month to (ii) the Interest Expense of the Borrower for such twelve-month period.

          "Interest Expense"  shall mean with respect to any Person, for any
           ----------------
period, the amount of interest expense, both expensed and capitalized, of such Person, for such period on the aggregate principal amount of its Indebtedness.

          "Interest Period" shall mean, with respect to any LIBOR Advance:
           ---------------
               (i) initially, the period commencing on the borrowing or Conversion date, as the case may be, with respect to such LIBOR Advance, which shall be a LIBOR Borrowing Date, and ending one, two or three months thereafter, as selected by the Borrower in its notice of borrowing or notice of Conversion, as the case may be, given with respect thereto; and

               (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Advance and ending one, two or three months thereafter, as selected by the Borrower by irrevocable notice to the Lender not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

               (1) if any Interest Period pertaining to a LIBOR Advance would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date or such date of final payment, as the case may be; and

               (3) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Advance during an Interest Period for such LIBOR Advance.

          "Interest Rate Protection Agreement" shall mean, with respect to any
           ----------------------------------
or all of the Assets, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower and reasonably acceptable to the Lender.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended.

          "IO" shall mean with respect to any Security, a bond, debenture, note,
           --
certificate, certificate of participation or other certified security or uncertified security that entitles the holder to payments based only or primarily on the interest portion of payments on the underlying assets.

          "Lender" shall have the meaning provided in the heading hereof.
           ------

          "LIBO Base Rate" shall mean, with respect to any LIBOR Advance for any
           --------------
Interest Period therefor, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR, two-month LIBOR or three-month LIBOR (as corresponds to the Interest Period designated by the Borrower in the Notice of Borrowing and Pledge) on the second Business Day immediately preceding such Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month, two months or three months (as corresponds to the Interest Period designated by the Borrower in the Notice of Borrowing and Pledge), and in an amount comparable to the amount of the Advances to be outstanding on such day.

          "LIBO Rate" shall mean with respect to each day during each Interest
           ---------
Period pertaining to an Advance, a rate per annum determined by the Lender in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                                LIBO Base Rate
                       --------------------------------
                       1.00 - LIBO Reserve Requirements

          "LIBO Reserve Requirements" shall mean for any Interest Period for any
           -------------------------
Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such Interest Period, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

          "LIBOR Advance" shall mean any Advance designated to accrue interest
           -------------
at the LIBO Rate.

          "LIBOR Borrowing Date" shall mean the tenth day of a month, or if such
           --------------------
day is not a Business Day, the next succeeding Business Day.

          "Lien" shall mean any mortgage, lien, pledge, charge, security
           ----
interest or similar encumbrance.

          "Loan Agreement" shall mean this Master Loan and Security Agreement,
           --------------
as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the
           --------------
Note and the Custodial Agreement.

          "Loan-to-Value Ratio" or "LTV" shall mean with respect to any Conduit
           ----------------------------
Loan, Illiquid Loan or Mezzanine Loan, the ratio of the Par Amount of such Asset as of the date of origination (unless otherwise indicated) to the Appraised Value of the related Mortgaged Property or Mortgaged Properties if more than one Property collateralizes a single Asset.

          "Market Value" shall mean, with respect to any Asset, the price at
           ------------
which such Asset could be sold to a third-party, as determined by the Lender in its sole discretion (exercised in good faith), taking into account the positive value, if any, of any related Interest Rate Protection Agreements then pledged exclusively to the Lender hereunder, which Market Value may be determined to be zero.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the business, assets, property, business, condition (financial or otherwise) or prospects of the Borrower and any consolidated Subsidiaries, taken as a whole,
(b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or (f) the Collateral, taken as a whole (excluding changes in the Market Value or delinquency status of Assets pledged to the Lender).

          "Material Exception" shall mean, with respect to any Asset, any
           ------------------
Exception listed on the Asset Schedule and Exception Report consisting of the absence from the Asset File, or deficiency in respect of, any of the Asset Documents set forth in Section 2(a)(i), 2(a)(iii), 2(a)(iv), 2(a)(v), 2(a)(vi), 2(a)(vii), (a)(viii), 2(b)(i), 2(b)(iii), 2(b)(iv), 2(c)(i), or 2(a)(i) of the
Custodial Agreement.

          "Maximum Credit" shall mean $300,000,000; provided, that the Maximum
           --------------                           --------
Credit shall be increased to $500,000,000 if (i) the Borrowing Base exceeds $300,000,000, (ii) no Event of Default has occurred or is continuing and (iii) the Borrower requests an Advance that would cause the aggregate principal amount of all Advances outstanding to exceed $300,000,000.

          "Mezzanine Loan" shall mean a loan that is secured by a pledge of the
           --------------
equity interests in an entity which owns, directly or through one or more special purpose bankruptcy remote entities, one or more income producing commercial properties, which commercial properties are subject to a first mortgage lien.

          "Mezzanine Note" shall mean the original executed promissory note or
           --------------
other evidence of the indebtedness of an Obligor with respect to a Mezzanine
Loan.

          "Monthly Payment" means the scheduled monthly payment of principal and
           ---------------
interest on an Asset as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note or Mezzanine Note for an adjustable rate loan, if applicable.

          "Moody's" shall mean Moody's Investors Service Inc. or any successor
           -------
entity thereto.

          "Mortgage" shall mean the mortgage, deed of trust or other instrument
           --------
securing a Mortgage Note, which creates a first lien or second lien, as the case may be, on the fee in real property securing the Mortgage Note.

          "Mortgage Interest Rate" means the annual rate of interest borne on a
           ----------------------
Mortgage Note or Mezzanine Note, which shall be adjusted from time to time with respect to adjustable rate mortgage loans.

          "Mortgage Note" shall mean the original executed promissory note or
           -------------
other evidence of the indebtedness of an Obligor with respect to a Conduit Loan, Illiquid Loan or Second Mortgage Loan.

          "Mortgaged Property" shall mean the real property (including all
           ------------------
improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan
           ------------------
as defined in Section 4001(a)(3) of ERISA.

          "Net Income" shall mean, with respect to any Person, for any period,
           ----------
net income of such Person, determined in accordance with GAAP, for such period.

          "Non-Excluded Taxes" shall have the meaning provided in Section
           ------------------
2.11(a) hereof.

          "Non-Recourse Indebtedness" shall mean Indebtedness with respect to
           -------------------------
which the liability of the debtor is limited to specific assets or is limited to a special-purpose Subsidiary rather than the Borrower, subject to customary exceptions providing for recourse to the Borrower in certain situations for specific events or liabilities.

          "Note" shall have the meaning assigned to such term in Section 2.02(a)
           ----
and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Notice of Borrowing and Pledge" shall have the meaning provided in
           ------------------------------
Section 2.03(a) hereof.

          "Obligor" shall mean the obligor under a Mortgage Note or a Mezzanine
           -------
Note or other Asset Document.

          "Par Amount" shall mean, in respect of an Asset at any time, the
           ----------
outstanding principal balance of such Asset at such time.

          "Participants" shall have the meaning set forth in Section 11.13(b)
           ------------
hereof.

          "Participation Certificate" shall mean a certificate or other
           -------------------------
instrument evidencing the ownership by the holder thereof in an undivided interest in a Conduit Loan or an Illiquid Loan.

          "Payoff" shall mean, with respect to any Asset, repayment by the
           ------
applicable Obligor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

          "Payoff Proceeds" shall mean, with respect to any Asset, all funds
           ---------------
received from the applicable Obligor in connection with a Payoff.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

          "Plan" shall mean at a particular time, any employee benefit plan
           ----
which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Post-Default Rate" shall mean, in respect of any principal of any
           -----------------
Advance or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus (a) the interest rate otherwise applicable to such Advance or other amount,
----
or (b) if no interest rate is otherwise applicable, the Base Rate.

          "Principal Paydowns" shall mean, with respect to any Asset, any
           ------------------
payment or other recovery of principal on such Asset (other than Payoff Proceeds), which is received by or on behalf of the Borrower, including any penalty or premium thereon.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Rated" shall mean in the case of any Security, (i) the rating
           -----
assigned to such security by either S&P, Moody's, Fitch or Duff & Phelps and
(ii) in the case of a Security to which a rating has not been assigned by S&P, Moody's, Fitch or Duff & Phelps the long-term rating that has been assigned by either S&P, Moody's, Fitch or Duff & Phelps generally to the most junior of the rated debt securities of the issuer of such Security. The ratings that appear herein refer the conventions of S&P, but shall include the ratings of other agencies equivalent to such S&P rating.

          "Regulations G, T, U and X" shall mean Regulations G, T, U and X of
           -------------------------
the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Reportable Event" shall mean any of the events set forth in Section
           ----------------
4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
(S) 2615.

          "Responsible Officer" shall mean, as to any Person, the chief
           -------------------
executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is
                        --------
unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

          "Requirement of Law" shall mean as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "S&P" shall mean Standard & Poor's Corporation and any successor
           ---
entity thereto.

          "Second Mortgage Loan" shall mean a second mortgage loan on commercial
           --------------------
real estate, which is originated or purchased by the Borrower, and which Second Mortgage Loan includes, without limitation (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

          "Secured Obligations" shall mean the unpaid principal amount of, and
           -------------------
interest on the Advances, and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Note, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms hereof or thereof) or otherwise. For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          "Security" shall mean a Commercial Mortgage-Backed Security purchased
           --------
or retained by the Borrower or an Affiliate of the Borrower.

          "Servicer" shall mean Midland Loan Services, a Missouri limited
           --------
partnership, and Southern Pacific Bank, a California Industrial Thrift and Loan or other servicer approved by the Lender in its sole discretion, exercised in good faith.

          "Servicing Agreement" shall mean the agreement with the Servicer
           -------------------
relating to the servicing of the Assets pursuant to this Loan Agreement.

          "Servicing Records" shall have the meaning provided in Section
           -----------------
11.14(b) hereof.

          "Single Employer Plan" shall mean any Plan which is covered by Title
           --------------------
IV of ERISA, but which is not a Multiemployer Plan.

          "Southern California" shall mean all areas within the State of
           -------------------
California with zip code numbers less than or equal to 93600.

          "Subsidiary" shall mean, with respect to any Person, any other Person
           ----------
of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Tangible Net Worth" shall mean, as of a particular date,
           ------------------

          (a) all amounts which would be included under "capital" on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries at such date, determined in accordance with GAAP, less
                                               ----

          (b) to the extent not already deducted in calculating "capital", (i) "liabilities" of Affiliates owing to the Borrower and (ii) "intangible assets" of the Borrower, each as determined in accordance with GAAP.

          "Termination Date" shall mean March 29, 1999 or such earlier date on
           ----------------
which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with
Section 2.12 hereof.

          "Tranche" shall mean the collective reference to LIBOR Advances the
           -------
then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such LIBOR Advances shall originally have been made on the same day).

          "Trust Receipt" shall have the meaning assigned to such term in the
           -------------
Custodial Agreement.

          "Type" shall mean a Base Rate Advance or a LIBOR Advance, each
           ----
constituting a Type.

          "Underwriting Guidelines" shall mean the underwriting guidelines of
           -----------------------
the Borrower for Conduit Loans, Illiquid Loans and Mezzanine Loans, a copy of each of which has been delivered to the Lender.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          1.02  Accounting Terms and Determinations. Except as otherwise
                -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accourdance with GAAP.


          SECTION 2  Advances, Note and Prepayments.
                     ------------------------------

          2.01  Advances.
                --------

          (a) Subject to the terms and conditions of this Loan Agreement, the Lender agrees to make loans (individually, an "Advance"; collectively, the
                                               -------
"Advances") to the Borrower, from time to time on any Business Day from and
---------
including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Credit, and (ii) the Borrowing Base at such time.

          (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

          (c) In no event shall an Advance be made when any Default or Event of Default has occurred and is continuing.

          (d) The Advances may from time to time be (i) LIBOR Advances, (ii) Base Rate Advances or (iii) a combination thereof, as determined by the Borrower and notified to the Lender; provided, that LIBOR Advances can only be made on a
                            --------
LIBOR Borrowing Date; and provided further, that no Advance may be made as a
                          ----------------
LIBOR Advance after the date that is one month prior to the Termination Date.

          (e)   The Advances may from time to time be any one of the following:
Class CL Advance, Class IL Advance, Class ML Advance, Class PC Advance, Class S-B Advance, Class S-BB Advance, Class S-IO Advance, Class SML Advance, or any combination thereof, as determined by the Borrower and notified to the Lender.

          (f) All LIBOR Advances shall have an Interest Period that ends on a LIBOR Borrowing Date.

          (g) No more than six (6) LIBOR Tranches may be outstanding at any one time.

          (h) All Base Rate Advances shall be converted to LIBOR Advances on the next LIBOR Borrowing Date following the Funding Date for such Advance; provided, that such conversion shall comply with the borrowing procedures of
--------
Section 2.03 and the provisions relating to LIBOR Advances of this Section 2.01.

          2.02  Note.
                ----

          (a) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A hereto
                                                             ---------
(the "Note"), dated the date hereof, payable to the Lender in a principal amount
      ----
equal to the lesser of (i) the amount of the Maximum Credit and (ii) the amount of Advances outstanding hereunder, and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date, amount, Type and interest rate, and with respect to LIBOR Advances, the Interest Period with respect thereof, of each Advance made or Converted by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided, that the failure of
                                                  --------
the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Advances.

          2.03  Procedure for Borrowing.
                -----------------------

          (a) The Borrower may request an Advance hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit D hereto (a "Notice of Borrowing and Pledge"), appropriately
---------            ------------------------------
completed which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Custodian, prior to 2:00 p.m., New York City time, three (3) Business Days prior to the requested Funding Date in the case of LIBOR Advances, and one (1) day prior to the requested Funding Date in the case of Base Rate Advances. Such Notice of Borrowing and Pledge shall (i) attach a schedule identifying the Eligible Assets that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such Advance,
(ii) contain the amount of the requested Advance to be made on such Funding Date, which shall in any event be at least equal to $5,000,000 (setting forth the amount of the Advance allocable to each Asset set forth on the attached schedule), (iii) specify the requested Funding Date, (iv) designate the Advance as either a LIBOR Advance (with designation of a one, two or three-month Interest Period), a Base Rate Advance or a combination thereof, (v) designate the Advance as one consisting of one or more of the following: Class CL Advance, Class IL Advance, Class ML Advance, Class PC Advance, Class S-BB Advance, Class S-B Advance or Class S-IO Advance, Class SML Advance, and specifying the portion of such Advance so designated, (vi) attach an officer's certificate signed by a Responsible Officer of the Borrower as required by Section 5.02(b) hereof, and
(vii) contain (by attachment) such other information reasonably requested by the Lender from time to time.

          (b) In accordance with Section 2 of the Custodial Agreement, the Borrower shall deliver (or cause to be delivered) and release to the Custodian a complete Asset File pertaining to each Eligible Asset to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

          (c) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 12:00 noon, New York City time, on a Funding Date, a Trust Receipt in respect of all Assets pledged to the Lender on such Funding Date and an Asset Schedule and Exception Report in respect of all Assets so pledged to the Lender.

          (d) Subject to Section 5 hereof, the requested Advance will then be made available to the Borrower by the Lender transferring, via wire transfer (pursuant to wire transfer instructions provided by the Borrower on or prior to such Funding Date) the aggregate amount of such Advance in immediately available funds.

          (e) The Borrower may request Advances on a maximum of two (2) Funding Dates per month, except for December 1998, during which the Borrower may request Advances on a maximum of five (5) Funding Dates.

          2.04  Repayment of Advances; Interest.
                -------------------------------

          (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Advances.

          (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the Funding Date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to:

          (i) in the case of LIBOR Advances, the LIBO Rate as of two Business Days prior to the Funding Date for such LIBOR Advance plus the Applicable
                                                      ----
Margin; or

          (ii) in the case of Base Rate Advances, the Base Rate as of the later of (A) the most recent Base Rate Advance Funding Date and (B) the date of the last prepayment of any Base Rate Advance plus the Applicable Margin.
                                         ----

Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each LIBOR Advance shall be payable monthly in arrears on the tenth day of each month (or if such date is not a Business Day, the next succeeding Business Day) and on the Termination Date. Accrued interest on each Base Rate Advance shall be payable upon the earlier of the repayment or Conversion of such Base Rate Advance and the date of the next Base Rate Advance Funding Date. Notwithstanding the foregoing, interest accruing at the Post-Default Rate shall be payable to the Lender on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower.

          2.05  Limitation on Types of Advances; Illegality.  Anything herein to
                -------------------------------------------
the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate:

          (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Advances as provided herein; or

          (b) it becomes unlawful for the Lender to honor its obligation to make or maintain LIBOR Advances hereunder using a LIBO Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional LIBOR Advances, Continue LIBOR Advances or Convert Base Rate Advances into LIBOR Advances, and the Borrower shall, at its option, either prepay all such LIBOR Advances as may be outstanding or convert such LIBOR Advances to Base Rate Advances. If such Conversion or prepayment of a LIBOR Advance occurs on a day that is not the last day of the relevant Interest Period, the Borrower shall pay the Lender such amounts, if any, as may be required pursuant to Section 2.08(b).

          2.06  Conversion and Continuation Options.
                -----------------------------------

          (a) The Borrower may elect from time to time to Convert LIBOR Advances to Base Rate Advances by giving the Lender at least one Business Day's prior irrevocable notice of such election, provided that any such Conversion of
                                           --------
LIBOR Advances may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to Convert Base Rate Advances to LIBOR Advances by giving the Lender at least three Business Days' prior irrevocable notice of such election; provided that such Conversion may
                                           --------
only occur on a LIBOR Borrowing Date. Any such notice of Conversion to LIBOR Advances shall specify the length of the initial Interest Period or Interest Periods therefor. All or any part of outstanding LIBOR Advances and Base Rate Advances may be Converted as provided herein, provided that (i) no Loan may be
                                              --------
Converted into a LIBOR Advance when any Event of Default has occurred and is continuing and the

Lender has determined that such a Conversion is not appropriate and (ii) no Base Rate Advance may be converted into a LIBOR Advance after the date that is one month or 30 days prior to the Termination Date.

          (b) Any LIBOR Advances may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Lender of the length of the next Interest Period to be applicable to such Advances, provided that no LIBOR Advance may be Continued as such (i)
                  --------
when any Event of Default has occurred and is continuing and the Lender has determined that such a Continuation is not appropriate or (ii) after the date that is one month or 30 days prior to the Termination Date; provided, further,
                                                            --------  -------
that if the Borrower shall fail to give such notice, such Advances shall be automatically Continued as LIBOR Advances for an equivalent Interest Period on the last day of such then expiring Interest Period; provided, however, that if
                                                    --------  -------
such Continuation is not permitted, such Advance shall be automatically Converted into a Base Rate Advance on the last day of such then expiring Interest Period.

          2.07  Determination of Borrowing Base; Mandatory Prepayments or
                ---------------------------------------------------------
Pledge.
------

          If at any time the aggregate outstanding principal amount of Advances exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the
                               -------------------------
Lender and notified to the Borrower on or before 11:00 a.m. on any Business Day, the Borrower shall no later than three (3) Business Days after receipt of such notice, at the option of the Borrower, either prepay the Advances in part or in whole (subject to the provisions of Section 2.08 and the prepayment breakage cost provisions of Section 2.14) or pledge additional Eligible Assets to the Lender (which shall in all respects conform to the eligibility criteria contained herein), such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

          2.08  Optional Prepayments.
                --------------------

          (a) The Borrower may prepay, in whole or in part, Base Rate Advances at any time and LIBOR Advances on the last day of any Interest Period with respect thereto, without premium or penalty. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give one (1) Business Day's prior written notice thereof to the Lender, specifying the date, amount of prepayment and whether the prepayment is of LIBOR Advances, Base Rate Advances or a combination thereof, and if of a combination thereof, the amount allocable to each. If such notice is given but is revoked, the Borrower shall be liable to the Lender pursuant to Section 2.14 for any loss or expense borne by the Lender. Partial prepayments shall be in an aggregate principal amount of at least $500,000.

          (b) Unless an Event of Default has occurred and is continuing and so long as no Borrowing Base Deficiency (as defined in Section 2.07) exists, any proceeds from a sale of Assets not used to prepay Advances shall be remitted to the Borrower.

          2.09  Requirements of Law.
                -------------------

          (a) If any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory Advance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, Advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBO Base Rate or the Base Rate hereunder; or

          (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, Converting into, Continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

          (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

          (c) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. No amounts may be claimed for periods more than ninety (90) days prior to the date of such claim. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

          2.10  Purpose of Advances.  Each Advance shall be used to finance the
                -------------------
origination, acquisition or holding of Eligible Assets identified to the Lender in writing on each Asset Schedule, as such Asset Schedule may be amended from time to time.

          2.11  Taxes.
                -----

          (a) All payments made by the Borrower under this Loan Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental

Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Loan Agreement or the Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded
                                                                    ------------
Taxes") are required to be withheld from any amounts payable to the Lender
-----
hereunder or under the Note, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement; provided, however,
                                                          --------  -------
that the Borrower shall not be required to increase any such amounts payable to the Lender if the Lender is not organized under the laws of the United States of America or a state thereof and the Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder.

          (b) If the Lender hereunder (or an assignee or participant that acquires an interest hereunder in accordance with Section 11.13 hereof) that is not incorporated under the laws of the United States of America or a state thereof shall:

          (i) deliver to the Borrower (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

          (ii) deliver to the Borrower two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Loan Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a participant pursuant to Section
11.13 hereof shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that in the case of a participant, such participant shall
--------
furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          2.12  Extension of Termination Date.  At the request of the Borrower,
                -----------------------------
at least one hundred and fifty (150) days prior to the then current Termination Date, the Lender may in its sole discretion extend the Termination Date for a period of 364 days, dating from the date one hundred and twenty (120) days prior to the Termination Date, by giving written notice of such extension to the Borrower no later than one hundred and twenty (120) days prior to the then current Termination Date.

          2.13  Processing Fees.
                ---------------

          (a) In connection with any Advance, the Borrower shall pay to the Lender, monthly in arrears following the inclusion of an Asset in the Borrowing Base, a processing fee equal to the sum of:

          (i) subject to Section 2.13(b), $1,000 for each Conduit Loan ($250 if the Conduit Loan has a Par Amount of less than $1,000,000) pledged as Collateral; provided, that this fee shall be inapplicable if an associated
                 --------
     Mezzanine Loan or Second Mortgage Loan is also included in the Borrowing Base;

          (ii) subject to Section 2.13(b), $3,000 for each Illiquid Loan pledged as Collateral;

          (iii) subject to Section 2.13(b), $3,000 for each Mezzanine Loan ($1,000 if the Mezzanine Loan has a Par Amount of less than $250,000) pledged as Collateral;

          (iv) subject to Section 2.13(b), $3,000 for each Second Mortgage Loan ($1,000 if the Second Mortgage Loan has a Par Amount of less than $250,000) pledged as Collateral;

          (v) $40,000 for all Securities that are Rated BB or B issued in connection with a single securitization transaction; provided, that this
                                                          --------
     fee shall be inapplicable if such Securities relate to Assets already included in the Borrowing Base;

          (vi) $10,000 for all IO Securities issued in connection with a single securitization transaction; provided, that this fee shall be inapplicable
                                 --------
     if such Securities relate to Assets already included in the Borrowing Base;

          (vii) In the case of Participation Certificates, an amount equal to the fee otherwise applicable to the Asset underlying such Participation Certificate; and

          (b) If the Borrower plans to acquire a pool of Conduit Loans or Illiquid Loans having an average Par Amount of less than $1,000,000, or a pool of Mezzanine Loans or Second Mortgage Loans, from an originator of such Assets, the Borrower may elect to have the Lender perform due diligence on such originator's program and servicing upon payment to the Lender of a fee in the amount of $10,000, plus reasonable out-of-pocket expenses; provided, that any
                                                           --------
single Conduit Loan or Illiquid Loan with a Par Amount in excess of $2,000,000 shall be treated as a separate Asset and not part of the pool for the purposes of this Section, unless otherwise agreed by the Lender. At the election of the Borrower, for pools of such Assets purchased from an originator that has met the Lender's approval upon completion of its due diligence, in lieu of fees otherwise applicable herein, the processing fee shall be equal to $1,000 plus $50 for each Asset sampled by the Lender, plus reasonable out-of-pocket expenses (the size of samples to be determined by the Lender in its sole discretion, but not to be less than 10% of the pool). Southern Pacific Bank shall be treated as an originator that is approved by the Lender for the purposes of this Section 2.13(b).

          (c) Notwithstanding the provisions of Section 2.13(a) to the contrary, there will be no fee for a Conduit Loan, Illiquid Loan, Mezzanine Loan, Second Mortgage Loan or Securities if the Lender is an underwriter in the proposed or completed related securitization or has otherwise already conducted due diligence on such Asset for its own purposes prior to the request by the Borrower for such Asset to be included in the Borrowing Base.

          (d) The Lender shall commence its due diligence review of an Asset proposed to be included in the Borrowing Base following execution and delivery by the Borrower and a seller of a commitment for the sale of such Asset to the Borrower; provided, that the Borrower may reserve the right to terminate such
          --------
acquisition for any reason, including Lender's rejection of the related Asset.

          2.14  Indemnity.  The Borrower agrees to indemnify the Lender and to
                ---------
hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, Conversion into or Continuation of LIBOR Advances after the Borrower has given a notice requesting the same in accordance with the provisions of this Loan Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Loan Agreement or (c) the making of a prepayment of LIBOR Advances on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued at the applicable interest rate (excluding, however, the Applicable Margin included therein, if any) on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of such Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Advances provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to the Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder.

          SECTION 3  Payments; Computations; Etc.
                     ----------------------------

          3.01  Payments.
                --------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 999-99-090, for the A/C of Morgan Guaranty Trust Company of New York, ABA# 021-000-238, Attention:
Robert Nichols, Telephone: (302) 634-4208, reference: ICCMIC-Warehouse, not later than 2:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

          (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          3.02  Computations.  Interest on the Advances shall be computed on the
                ------------
basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          SECTION 4  Collateral Security.
                     -------------------

          4.01  Collateral; Security Interest.
                -----------------------------

          (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Asset Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver Trust Receipts to the Lender each to the effect that it has reviewed such Asset Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Asset Documents as so reviewed in the Asset Schedule and Exception Reports.

          (b) Each of the following items of property is hereinafter referred to as the "Collateral":
           ----------

          (i) all Conduit Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (ii) all Illiquid Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (iii) all Mezzanine Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (iv) all Participation Certificates identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (v) all Second Mortgage Loans identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (vi) all Securities identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

          (vii) all Asset Documents relating to the foregoing, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements, servicing rights, pledge agreements and any other collateral pledged or otherwise relating to the Assets, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

         (viii) all mortgage guaranties and insurance relating to such Assets (issued by governmental agencies or otherwise), if any, and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Assets and all claims and payments thereunder;

         (ix) all other insurance policies and insurance proceeds relating to any Asset or the related Mortgaged Property;

         (x) all Interest Rate Protection Agreements relating to such Assets, if any;

         (xi) all collateral, however defined, under any other agreement between the Borrower or any of its Subsidiaries on the one hand and the Lender or any of its Subsidiaries on the other hand;

         (xii) all "securities accounts", as defined in the Uniform Commercial Code, relating to any of the foregoing and each "financial asset", as defined in the Uniform Commercial Code, contained therein;

         (xiii) all "accounts", "chattel paper" and "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

         (xiv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         (c) The Borrower hereby pledges to the Lender, and grants a security interest in favor of the Lender in, all of the Borrower's right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the Secured Obligations. The Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

         (d) In the case of a Mezzanine Loan secured by a pledge of equity interests, the Borrower shall deliver to the Lender certificates evidencing such equity interests, together with stock powers, if any, endorsed in blank, or take such other action (including, without limitation, causing written instructions to be given to the financial institution at which such equity interests are held sufficient to effect and perfect a legally valid transfer of the interests granted therein to the Lender or taking such other action as shall be acceptable to the Lender) as shall be necessary or advisable for the security interest of the Lender in such equity interest to be a fully perfected first priority security interest on which the Lender may foreclose without further action by the Borrower.

         4.02   Further Documentation.  At any time and from time to time, upon
                ---------------------
the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          4.03  Changes in Locations, Name, etc.  The Borrower shall not (i)
                -------------------------------
change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

          4.04  Lender's Appointment as Attorney-in-Fact.
                ----------------------------------------

          (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

          (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section
4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          4.05  Performance by Lender of Borrower's Obligations.  If the
                -----------------------------------------------
Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

          4.06  Proceeds.  If an Event of Default shall occur and be continuing,
                --------
(a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and
(b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          4.07  Remedies.  If an Event of Default shall occur and be continuing,
                --------
the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.04(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency. The Lender agrees to give notice to the Borrower if the Lender elects to exercise its remedies under this or any other Loan Document; provided, that failure to give notice shall in no way impair the
               --------
rights of the Lender to exercise its remedies under the Loan Documents or otherwise. The Lender agrees to act in a commercially reasonable manner in its exercise of its rights to sell Collateral pursuant to this section.

          4.08  Limitation on Duties Regarding Presentation of Collateral.
                ---------------------------------------------------------
The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          4.09  Powers Coupled with an Interest.  All authorizations and
                -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          4.10  Release of Security Interest.
                ----------------------------

          (a) Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral; provided that if any
                                                           --------
payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

          (b) In the event that the Collateral Value assigned to any Asset pledged hereunder shall be reduced to zero or, upon request from the Borrower with respect to one or more Assets constituting excess Collateral, the Lender shall cause the Custodian to release to the Borrower the Asset File relating to such Asset and to execute and deliver to the Borrower any instruments reasonably necessary to release the Lien of the Lender on such Asset, so long as, at the time of such release and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

          SECTION 5  Conditions Precedent.
                     --------------------

          5.01  Initial Advance. The agreement of the Lender to make the initial
                ---------------
Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

          (a)   Loan Agreement. The Lender shall have received this Loan
                --------------
     Agreement, executed and delivered by a duly authorized officer of the Borrower.

          (b)   Note. The Lender shall have received the Note, conforming to the
                ----
     requirements hereof and executed by a duly authorized officer of the Borrower.

          (c)   Custodial Agreement. The Lender shall have received the
                -------------------
     Custodial Agreement, conforming to the requirements hereof and executed by a duly authorized officer of the Borrower and the Custodian.

          (d)   Servicing Agreement(s). The Lender shall have received any
                -------------------
     Servicing Agreement(s), each certified as a true, correct and complete copy of the original, with a letter of the applicable Servicer attached thereto in which such Servicer consents to terminate such Servicing Agreement upon notification by the Lender of the occurrence of an Event of Default.

          (e)   Filings, Registrations, Recordings. Any documents (including,
                ----------------------------------
     without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest; provided, that assignments of the Mortgages securing or
                        --------
     related to the Assets shall not be required to be recorded prior to the occurrence of an Event of Default.

          (f)   Closing Certificate. The Lender shall have received a
                -------------------
     certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (i) the articles of incorporation of the Borrower, (ii) the by-laws of the Borrower, and (iii) resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Loan Agreement, the Note and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of the Borrower and authorized to execute any Notice of Borrowing, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (g)   Good Standing Certificates. The Lender shall have received
                --------------------------
     copies of certificates evidencing the good standing of the Borrower, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which the Borrower is organized and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires the Borrower to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect.

          (h)   Legal Opinions. The Lender shall have received the executed
                --------------
     legal opinions of Sonnenschein Nath & Rosenthal, legal counsel of the Borrower, addressing the matters set forth in the form attached hereto as Exhibit C, dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and covering such other matters incident to the transactions contemplated by this Loan Agreement as the Lender shall reasonably request.

          (i)   Fees and Expenses. The Lender shall have received all fees and
                -----------------
     expenses required to be paid by the Borrower on or prior to the initial Funding Date pursuant to Section 11.03(b) and the Borrower shall have received the Fee Letter, signed, executed and delivered by the Borrower.

          (j)   Financial Statements. The Lender shall have received the
                --------------------
     financial statements referenced in Section 6.01(a).

          (k)   Underwriting Guidelines. The Lender and the Borrower shall have
                -----------------------
     agreed upon the Underwriting Guidelines and the Lender shall have received a certified copy thereof.

          (l)   Consents, Licenses, Approvals, etc. The Lender shall have
                ----------------------------------
     received copies certified by the Borrower of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

          (m)   Insurance. The Lender shall have received evidence in form and
                ---------
     substance satisfactory to the Lender showing compliance by the Borrower as of such initial Funding Date with Section 7.03 hereof.

          (n)   Termination Letter. The Lender shall have received a letter from
                ------------------
     the Servicer consenting to the termination of the Servicer as servicer of the Assets in the event that an Event of Default shall have occurred and be continuing.

          (o)   Other Documents. The Lender shall have received such other
                ---------------
     documents as the Lender or its counsel may reasonably request.

          5.02  Initial and Subsequent Advances.  The making of each Advance to
                -------------------------------
the Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

          (a)   No Default. No Default or Event of Default shall have occurred
                ----------
     and be continuing.

          (b)   Representations and Warranties. Each representation and warranty
                ------------------------------
     made by the Borrower in Section 6 hereof and elsewhere in each of the Loan Documents, shall be true and correct on and as of the date of the making of such Advance (in the case of the representations and warranties in Schedules 1 through 6, solely with respect to the pledged Assets included in the Borrowing Base on such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Borrower shall also be in compliance with all governmental licenses and authorizations and qualified to do business and in good standing in all required jurisdictions where the failure to be so qualified should reasonably be expected to have a Material Adverse Effect.

          (c)   Borrowing Base. The aggregate outstanding principal amount of
                --------------
     the Advances shall not exceed the Borrowing Base.

          (d)   Borrowing Base Certificate. The Lender shall have received a
                --------------------------
     Borrowing Base Certificate, substantially in the form of Exhibit F, reflecting the assets to be pledged in connection with the requested Advance.

          (e)   Notice of Borrowing and Pledge. The Lender shall have received a
                ------------------------------
     Notice of Borrowing and Pledge and Asset Schedule in accordance with
     Section 2.03(a) hereof, appropriately completed.

          (f)   Trust Receipt; Asset Schedule and Exception Report. The
                --------------------------------------------------
     Custodian shall have received all Asset Files relating to the pledged Assets and the Lender shall have received from the Custodian a Trust Receipt in respect of all Assets to be pledged hereunder on such Business Day and a corresponding Asset Schedule and Exception Report, with Exceptions (as defined in the Custodial Agreement) in respect of such Asset acceptable to the Lender in its sole discretion, in each case dated such Business Day and duly completed.

          (g)   Interest Rate Protection Agreements. The Lender shall have
                -----------------------------------
     received fully-executed copies of any Interest Rate Protection Agreements, if any, each certified as a true, correct and complete copy of the original.

          (h)   Additional Documents. The Lender shall have received, in the
                --------------------
     case of Mezzanine Loans, certificates and stock powers, if applicable, endorsed in blank relating to the pledged equity interests (or evidence satisfactory to the Lender that written instructions have been given to the financial institution at which such equity interests are held that are sufficient to effect and perfect a legally valid transfer of a security interest therein to the Lender), and with regard to all Assets, such title insurance, surveys, appraisals and other information, documents, agreement or instruments as the Lender deems advisable with respect to Assets to be pledged hereunder on such Business Day, each in form and substance reasonably satisfactory to the Lender.

          (i)   Additional Matters. All corporate and other proceedings, and all
                ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

          (j)   No Material Adverse Effect. There shall not have occurred one or
                --------------------------
     more events that, in the reasonable judgment of the Lender, constitutes or should reasonably be expected to constitute a Material Adverse Effect.

          (k)   Due Diligence Review. Subject to the Lender's right to perform
                --------------------
     one or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Asset Documents for each Advance and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Advances as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion.

          (l)   True Sale Opinion. With respect to any Conduit Loan, Illiquid
                -----------------
     Loan or Mezzanine Loan that was originated by an originator other than the Borrower, the Lender may, in its sole discretion, require the Borrower to provide evidence sufficient to satisfy the Lender that such Conduit Loan, Illiquid Loan, Mezzanine Loan or Second Mortgage Loan was acquired in a legal sale, including without limitation, an opinion, in form and substance and from regular counsel for the Borrower or another attorney, in both cases, acceptable to the Lender in its sole discretion exercised in good faith, that such Conduit Loan, Illiquid Loan, Mezzanine Loan or Second Mortgage Loan was acquired in a true and legal sale.

          (m)   Other Conditions. The Borrower shall have satisfied all other
                ----------------
     conditions that the Lender may reasonably request.

          SECTION 6  Representations and Warranties.  As of the Effective Date
                     ------------------------------
and each Funding Date, Borrower represents and warrants to the Lender that:

          6.01  Financial Condition.
                -------------------

          (a) The audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1997, reported thereon by KPMG Peat Marwick, a copy of which shall have been furnished to the Lender prior to the initial Funding Date, unless otherwise agreed by the Lender, is complete and correct and presents fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

          (b) Such financial statement, including the related schedules and notes thereto, has been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

          (c) Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the financial statement referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, or other financial derivative, which is not reflected in the foregoing statements or in the Note thereto.

          6.02  No Change.  Since December 31, 1997, there has been no
                ---------
development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect.

          6.03  Corporate Existence; Compliance with Law.  The Borrower (a) is a
                ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted,
(c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

          6.04  Corporate Power; Authorization; Enforceable Obligations.
                -------------------------------------------------------

          (a) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Loan Agreement, the Note, and each other Loan Document, and to borrow and to grant Liens hereunder, and has taken all necessary corporate action to authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Note, and each other Loan Document to which it is a party, and the execution, delivery and performance of this Loan Agreement, the Note, and each other Loan Document.

          (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan Agreement or the Note or any other Loan Document, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan Agreement, and (ii) as previously obtained and currently in full force and effect.

          (c) Each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          6.05  No Legal Bar.  The execution, delivery and performance of this
                ------------
Loan Agreement and the Note, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          6.06  No Material Litigation.  There are no actions, suits,
                ----------------------
arbitrations, investigations or proceedings of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues which should reasonably be expected to have a Material Adverse Effect.

          6.07  No Default.  Neither the Borrower nor any of its Subsidiaries is
                ----------
in default under or with respect to any of its Contractual Obligations in any respect which should reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          6.08  Collateral; Collateral Security.
                -------------------------------

          (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Lender, and immediately prior to the pledge of such Collateral, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lender hereunder.

          (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

          (c) Upon (i) receipt by the Custodian of each Mortgage Note, Mezzanine Note, certificate or instrument evidencing a Security or a Participation Certificate (ii) the filing (to the extent such interest can be perfected by filing under the Uniform Commercial Code) of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 7 attached hereto, (iii) the taking of possession of the certificates representing any pledged equity interests under a Mezzanine Loan, and (iv) the taking of such other actions with respect to the Assets as the Borrower shall have notified the Lender, the security interests and Liens granted hereunder in the Collateral will constitute fully perfected first-priority security interests under the Uniform Commercial Code or applicable state real property law, as the case may be, in all right, title and interest of the Borrower in, to and under such Collateral.

          6.09  Chief Executive Office.  The Borrower's chief executive office
                ----------------------
on the Effective Date is located at 11601 Wilshire Boulevard, Suite 2080, Los Angeles, California 90025.

          6.10  Location of Books and Records.  The location where the Borrower
                -----------------------------
keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

          6.11  No Burdensome Restrictions.  No Requirement of Law or
                --------------------------
Contractual Obligation of the Borrower or any of its Subsidiaries has a Material Adverse Effect.

          6.12  Taxes.  Each of the Borrower and its Subsidiaries has filed all
                -----
Federal and state income tax returns and all other material tax returns that are required to be filed by them and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax or assessment with respect to an amount in controversy of $1,000,000 or more.

          6.13  Margin Regulations.  No part of the proceeds of any Advances
                ------------------
will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation G, T, U or X.

          6.14  Investment Company Act; Other Regulations.  The Borrower is not
                -----------------------------------------
an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

          6.15  Subsidiaries.  All of the Subsidiaries of the Borrower at the
                ------------
date hereof are listed on Schedule 8 to this Loan Agreement.

          6.16  Eligible Assets.  Each Asset included in the Borrowing Base
                ---------------
is an Eligible Asset.

          6.17  No Adverse Selection.  The Borrower has not selected Assets
                --------------------
to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Assets that are of lesser quality, determined in the sole discretion of the Lender, than those Assets pledged to other lenders pursuant to any other facility to which the Borrower may be a party.

          6.18  Borrower Solvent; Fraudulent Conveyance.  As of the date
                ---------------------------------------
hereof and immediately after giving effect to each Advance, the fair value of the assets of the Borrower is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower in accordance with GAAP) of the Borrower and the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Assets with any intent to hinder, delay or defraud any of its creditors.

          6.19  ERISA.  Each Plan to which the Borrower or its Subsidiaries
                -----
make direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law.

          6.20  True and Complete Disclosure.  The information, reports,
                ----------------------------
financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

          6.21  Licenses. The Lender will not be required as a result of
                --------
financing or taking a pledge of the Assets to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          6.22  True Sales.  Any Conduit Loan, Illiquid Loan or Mezzanine
                ----------
Loan originated by an originator other than the Borrower has been conveyed to the Borrower pursuant to a legal sale and is covered by an opinion of counsel to that effect in form and substance acceptable to the Lender.

          6.23   Tangible Net Worth.  On the Effective Date, the Tangible
                 ------------------
Net Worth of the Borrower is not less than $175,000,000.

          SECTION 7  Covenants of the Borrower.  The Borrower covenants and
                     -------------------------
agrees with the Lender that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

          7.01  Financial Statements.  The Borrower shall deliver to the Lender:
                --------------------

          (a) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related audited consolidated and consolidating statements of income and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

          (b) as soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

          (c) from time to time such other information regarding the financial condition, operations, or business of the Borrower and its Subsidiaries as the Lender may reasonably request.

          7.02  Existence, Etc.    The Borrower will:
                ---------------

          (a) preserve and maintain its legal existence as a real estate investment trust;

          (b) preserve and maintain all of its material rights, privileges, licenses and franchises;

          (c) comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act, the Real Estate Settlement Procedures Act and all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect; and

          (d) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

          7.03  Maintenance of Property; Insurance.  The Borrower shall keep all
                ----------------------------------
property useful and necessary in its business in good working order and condition. The Borrower shall maintain errors and omissions insurance and/or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the Effective Date (as disclosed to Lender in writing) and shall not reduce such coverage without the written consent of the Lender, and shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

          7.04  Notices.
                -------

          (a)   The Borrower shall give notice to the Lender promptly:

          (i)   upon the Borrower becoming aware of, and in any event within one
     (1) Business Day after, the occurrence of any Default or Event of Default or any Event of Default or Default under any other material agreement of the Borrower;

          (ii) upon, and in any event within three (3) Business Days after, service of process on the Borrower or any of its Subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries (a) that questions or challenges the validity or enforceability of any of the Loan Documents or (b) in which the amount in controversy exceeds $1,000,000;

          (iii) upon the Borrower becoming aware of any default related to any Collateral, any Material Adverse Effect and any event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;

          (iv) upon the Borrower becoming aware that the Mortgaged Property in respect of any Conduit Loan has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Conduit Loan;

          (v) upon the Borrower's receipt of any Payoff Proceeds of any Conduit Loan or Mezzanine Loan, and in any event within one (1) Business Day after receipt thereof;

          (vi) of entry of a judgment or decree against the Borrower in an amount in excess of $500,000.

Each notice pursuant to this Section 7.04(a) (other than 7.04(a)(v)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

          7.05  Other Information.  The Borrower shall furnish to the Lender, as
                -----------------
soon as available, copies of any and all press releases, proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission and any other Governmental Authority which supervises the issuance of securities by the Borrower.

          7.06  Further Identification of Collateral.  The Borrower will furnish
                ------------------------------------
to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or any Lender may reasonably request, all in reasonable detail.

          7.07  Asset Determined to be Defective.  Upon discovery by the
                --------------------------------
Borrower or the Lender that a pledged Asset no longer meets the applicable eligibility criteria listed on Schedules 1 through 6 hereto applicable to any such Asset, the party discovering such condition shall promptly give notice of such discovery to the other.

          7.08  Reports.
                -------

          (a) The Borrower shall deliver or cause to be delivered to the Lender, promptly after receipt by the Borrower, but at least once a month, a servicing report and Asset Tape in a computer-readable format reasonably acceptable to the Lender, listing and setting forth such information in respect of, all Assets as the Lender may reasonably request, including, without limitation, the outstanding principal balance and delinquency status of each Asset.

          (b) The Borrower shall deliver to the Lender and/or permit the Lender to inspect any property, books, valuations, records, audits or other information as the Lender may reasonably request.

          7.09  Borrowing Base Certificates.  The Borrower shall provide to the
                ---------------------------
Lender a Borrowing Base Certificate (i) at the time of delivery of any Notice of Borrowing and Pledge and (ii) five (5) days prior to the end of each calendar month.

          7.10  Financial Condition Covenants.
                -----------------------------

          (a)   Maintenance of Tangible Net Worth. The Borrower shall not permit
                ---------------------------------
Tangible Net Worth at any time to be less than $175,000,000.

          (b)   Maintenance of Ratio of Indebtedness to Tangible Net Worth.  The
                ----------------------------------------------------------
Borrower shall not permit the ratio of consolidated Indebtedness of the Borrower and its consolidated Subsidiaries (determined in accordance with GAAP but excluding Non-Recourse Indebtedness) to Tangible Net Worth at any time to be greater than 4 to 1.

          (c)   Maintenance of Interest Coverage Ratio.  The Borrower shall not
                --------------------------------------
permit the Interest Coverage Ratio of the Borrower at any time to be less than
1.60 to 1.00.

          7.11  Borrowing Base Deficiency.  If at any time there exists a
                -------------------------
Borrowing Base Deficiency the Borrower shall cure same in accordance with
Section 2.07 hereof.

          7.12  Prohibition of Fundamental Changes.  Neither the Borrower nor
                ----------------------------------
any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation (other than between the Borrower with one of its wholly-owned Subsidiaries (so long as the Borrower is the surviving entity), or between Subsidiaries), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, without the prior written consent of the Lender.

          7.13  Limitation on Liens on Collateral.  The Borrower will defend the
                ---------------------------------
Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

          7.14  Limitation on Sale or Other Disposition of Collateral.  The
                -----------------------------------------------------
Borrower will not lease, transfer, assign, sell or otherwise dispose of any Collateral without the prior written consent of the Lender, unless the proceeds of such sale or disposition are applied to repay Advances so that, after giving effect to such transaction, any Advances then outstanding do not exceed the Borrowing Base.

          7.15  Limitation on Transactions with Affiliates.  Neither the
                ------------------------------------------
Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is
(a) not otherwise prohibited under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          7.16  Underwriting Guidelines.  Without prior written consent of the
                -----------------------
Lender, the Borrower shall not amend or otherwise modify its Underwriting Guidelines in any material respect, other than changes which are more onerous for the relevant Obligors.

          7.17  Limitations on Modifications, Waivers and Extensions of Asset
                -------------------------------------------------------------
Documents. The Borrower will not, nor will it permit or allow others to, amend,
---------
modify, terminate or waive any provision of any Asset Document to which the Borrower is a party in any manner which should reasonably be expected to materially and adversely affect the value of such Asset as Collateral.

          7.18  Servicing.  The Borrower shall not permit any Person other than
                ---------
the Servicer to service Assets without the prior written consent of the Lender.

          7.19  Limitation on Distributions.  After the occurrence and during
                ---------------------------
the continuation of any Event of Default, the Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower.

          7.20  Use of Proceeds.  The Borrower will use the proceeds of the
                ---------------
Advances solely to originate, acquire, fund, manage and service Assets or for expenditures related to the sale or securitization of Assets.

          7.21   Selection of Collateral.    The Borrower shall not select
                 -----------------------
Assets to be pledged to the Lender through a process that is adverse to the Lender or which results in the Lender receiving pledged Assets that are of lesser quality, determined in the sole discretion of the Lender, than those Assets pledged to other lenders pursuant to any other facility to which the Borrower may be a party.

          SECTION 8  Events of Default.  Each of the following events shall
                     -----------------
constitute an event of default (an "Event of Default") hereunder:
                                    ----------------

          (a)    Borrower Default in the Payment of any Advance.  The Borrower
                 ----------------------------------------------
shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

          (b)    Borrower Default in the Payment of Other Amount. The Borrower
                 -----------------------------------------------
shall default in the payment of any other amount payable by it hereunder or under any other Loan Document, and such default shall have continued unremedied for three (3) Business Days; or

          (c)    Failure of Representation or Warranty.  Any representation,
                 -------------------------------------
warranty or certification made or deemed made by the Borrower herein or by the Borrower in any other Loan Document or any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

          (d)    Default of Covenant.  The Borrower shall:
                 -------------------

                 (i) fail to comply with the requirements of Section 7 hereof (other than Sections 7.01, 7.02(d), 7.03, 7.05, 7.06, 7.08 or 7.09),

                 (ii) fail to comply with the requirements of Sections 7.01, 7.02(d), 7.03, 7.05, 7.06, 7.08 or 7.09 and such default shall continue unremedied for a period of five (5) Business Days,

                 (iii) fail to observe or perform any other covenant, condition or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of ten (10) Business Days following the earlier of actual knowledge of the Borrower or notice thereof from the Lender to the Borrower; or

          (e)    Cross Default.  The Borrower or any of its Subsidiaries shall:
                 -------------

                 (i) default in any payment of principal of or interest on any Indebtedness (other than the Advances) or in the payment of any Guarantee Obligation if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is $1,000,000 or more; or

                 (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Advances) or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the applicable period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created.

the effect of which default or other event or condition is to cause, or give the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) the immediate right to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (f)    Unsatisfied Judgment. One or more judgments or decrees shall be
                 --------------------
entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (g)    Inability to Pay Debts. The Borrower shall admit in writing its
                 ----------------------
inability to pay its debts as such debts become due; or

          (h)    Voluntary Bankruptcy Event.  The Borrower or any of its
                 --------------------------
Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (i)    Involuntary Bankruptcy Event.  A proceeding or case shall be
                 ----------------------------
commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

          (j)    Termination of Loan Documents.  The Custodial Agreement, or any
                 -----------------------------
other Loan Document, shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto; or

          (k)    ERISA Default.  (i) any Person shall engage in any "prohibited
                 -------------
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (l)    Material Adverse Effect.  Any other event shall occur which, in
                 -----------------------
the sole good faith discretion of the Lender, should reasonably be expected to have a Material Adverse Effect; or

          (m)    REIT Advisor Change. The REIT advisor to the Borrower is
                 -------------------
changed without the prior written consent of the Lender; or

          (n)    Pre-Existing Condition.  The discovery by the Lender during its
                 ----------------------
continuing due diligence of the Borrower of a condition or event which existed at or prior to the execution hereof and which the Lender, in its sole reasonable discretion, determines materially and adversely affects: (i) the condition (financial or otherwise) of the Borrower, its Subsidiaries or Affiliates; or
(ii) the ability of either the Borrower or the Lender to fulfill its respective obligations under this Agreement; or

          (o)    Other Liens.  The Borrower shall grant, or suffer to exist, any
                 -----------
Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender, except to the extent attributable to the Lender's gross negligence or willful misconduct; or

          (p)    Failure to Answer.  The Lender shall reasonably request,
                 -----------------
specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of the Borrower and such information and/or responses shall not have been provided within three (3) Business Days of such request.

          SECTION 9  Remedies Upon Event of Default.
                     ------------------------------

          (a) Upon the occurrence and during the continuance of one or more Events of Default other than those referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) Upon the occurrence and during the continuance of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to an Event of Default. The Lender shall have the right to demand transfer of all servicing rights and obligations to a new servicer acceptable to the Lender, and such new servicer shall receive amounts necessary to assure the ability of the Lender to find an appropriate successor servicer. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

          SECTION 10  No Duty of Lender.  The powers conferred on the Lender
                      -----------------
hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

          SECTION 11  Miscellaneous.
                      -------------

          11.01  Waiver.  No failure on the part of the Lender to exercise and
                 ------
no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          11.02  Notices.  Except as otherwise expressly permitted by this Loan
                 -------
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03  Indemnification and Expenses.
                 ----------------------------

          (a) The Borrower agrees to hold the Lender and each of its officers, directors, agents and employees (each, an "Indemnified Party")
                                                     -----------------
harmless from and indemnify each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Asset for any sum owing thereunder, or to enforce any provisions of any such Asset, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action or proceeding between the Borrower and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower.

          (b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, in accordance with the Fee Letter and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement.

          11.04  Amendments.  Except as otherwise expressly provided in this
                 ----------
Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

          11.05  Successors and Assigns.  This Loan Agreement shall be binding
                 ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.06  Survival.  The obligations of the Borrower under Section 11.03
                 --------
hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

          11.07  Captions.  The table of contents and captions and section
                 --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

          11.08  Counterparts.  This Loan Agreement may be executed in any
                 ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

          11.09  GOVERNING LAW; ETC.   THIS LOAN AGREEMENT SHALL BE GOVERNED BY
                 ------------------
THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

          11.10  SUBMISSION TO JURISDICTION; WAIVERS.  THE BORROWER HEREBY
                 -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM

     OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          11.11  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER AND THE LENDER
                 --------------------
HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          11.12  Acknowledgments.  The Borrower hereby acknowledges that:
                 ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

          (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

          (c)    no joint venture exists between the Lender and the Borrower.

          11.13  Assignments; Participations.
                 ---------------------------

          (a) The Borrower may assign any of its rights or obligations hereunder or under the Note with the prior written consent of the Lender. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans or any Affiliate of the Lender all of its rights or obligations under this Loan Agreement and the other Loan Documents with the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, provided, that such consent shall not be required in the
                     --------
case of an assignment by the Lender to an Affiliate or successor entity or if an Event of Default shall have occurred and be continuing.

          (b) The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating
                                                ------------
interests in any Advance, the Note, its commitment to make Advances, or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of the Note for all purposes under this Loan Agreement and the other Loan Documents, and the Borrower and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Loan Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan

Agreement or the Note; provided, that such Participant shall only be entitled to
                       --------
such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof. The Lender also agrees that each Participant shall be entitled to the benefits of Sections 2.09 and 11.03 with respect to its participation in the Advances outstanding from time to time; provided, that the Lender and all
                                            --------
Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than the Lender would have been entitled to receive had no such transfer occurred.

          (c) The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided, that such assignees and Participants agree to keep confidential any
--------
non-public information so furnished to them.

          (d) The Borrower agrees to cooperate with the Lender in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment and/or participation. The Borrower further agrees to furnish to any Participant identified by the Lender to the Borrower copies of all reports and certificates to be delivered by the Borrower to the Lender hereunder, as and when delivered to the Lender.

          11.14  Servicing.
                 ---------

          (a) The Borrower covenants to maintain the servicing of the Assets, or cause the servicing of the Assets to be maintained, in conformity with accepted customary and prudent servicing practices in the industry for the same type of assets as the Assets and in a manner at least equal in quality to the servicing the Borrower provides for Assets which it owns ("Accepted Servicing
                                                           ------------------
Practices"). In the event that the preceding language is interpreted as
---------
constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) an Event of Default, or (ii) the Termination Date.

          (b) The Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Assets (the "Servicing Records"), and
                                                        -----------------
(ii) the Borrower grants the Lender a security interest in all of the Borrower's rights relating to the Assets and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

          (c) After the Funding Date, until the pledge of any Asset is relinquished by the Custodian, the Borrower will have no right to modify or alter in any material respect the terms of such Asset Documents except with the prior written consent of the Lender, which shall not be unreasonably withheld or delayed, and the Borrower will have no obligation or right to repossess such Asset or substitute another Asset, except as provided in the Custodial Agreement; provided, that the Borrower or the Servicer may enter into
           --------
forbearance agreements or plans with Obligors consistent with its collection activities as servicer of the Assets and in conformity with Accepted Servicing Practices.

          (d) The Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Assets as provided in this Loan Agreement.

          11.15  Periodic Due Diligence Review.  The Borrower acknowledges that
                 -----------------------------
the Lender has the right to perform continuing due diligence reviews with respect to the Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower (which prior notice shall not be required after the occurrence and during the continuation of an Event of Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Assets in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Assets. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Assets securing such Advance, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Assets. The Lender may underwrite such Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Assets in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Lender for all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.16.

          11.16  Set-Off.  In addition to any rights and remedies of the
                 -------
Lender provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice
                                --------
shall not affect the validity of such set-off and application.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                        BORROWER
                                        --------

                                        IMPERIAL CREDIT COMMERCIAL
                                        MORTGAGE INVESTMENT CORP.

                                        By: /s/ Joseph R. Parise
                                           ---------------------
                                        Name:   Joseph R. Parise
                                        Title:  Managing Director


                                        Address for Notices:
                                        -------------------

                                        11601 Wilshire Boulevard
                                        Suite 2080
                                        Los Angeles, California  90025
                                        Attention:  General Counsel
                                        Telecopier No.:  (310) 231-1281
                                        Telephone No.:  (310) 231-5902

                                        LENDER
                                        ------

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK

                                        By: /s/ Clive Bull
                                           ---------------
                                        Name:   Clive Bull
                                        Title:  Vice President


                                        Address for Notices:
                                        -------------------

                                        60 Wall Street, 18th Floor
                                        New York, New York  10260
                                        Attention: Clive Bull
                                        Telecopier No.: (212) 648-5138
                                        Telephone No.: (212) 648-9496

                                        With a copy to:

                                        Attention:  General Counsel
                                        Telecopier No.: (212) 648-9344
                                        Telephone No.: (212) 648-5124